American Realty Capital Properties Operating Results for First Quarter 2014 May 8, 2014

2 Information set forth herein (including information included or incorporated by reference herein) contains “forward - looking statements” (as defined in Section 21 E of the Securities Exchange Act of 1934 , as amended), which reflect American Realty Capital Properties, Inc . ’s (“ARCP”) expectations regarding future events . The forward - looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward - looking statements . Generally, the words “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward - looking statements and any statements regarding the benefits of our recently closed merger with Cole Real Estate Investments, Inc . (“Cole”), our proposed spin - off of our multi - tenant business (the “Spin - Off”), our future financial condition, results of operations and business are also forward - looking statements . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond our control . The following additional factors, among others, could cause actual results to differ from those set forth in the forward - looking statements : market volatility ; unexpected costs or unexpected liabilities that may arise from the recently closed Cole acquisition ; ARCP’s inability to integrate recently acquired businesses and realize the benefits thereof ; the inability to retain key personnel ; continuation or deterioration of current market conditions ; whether or not ARCP common stock will be included in certain REIT and public exchange indices ; inability to realize the benefits and savings of self - management ; uncertainty regarding the level of demand for ARCP common stock that inclusion in such indices would generate ; future regulatory or legislative actions that could adversely affect whether ARCP is able to consummate the Spin - off, consummate it timely and realize the benefits therefrom ; and the business plans of the tenants of ARCP . Additional factors that may affect future results are contained in ARCP's filings with the U . S . Securities and Exchange Commission (“SEC”), which are available at the SEC's website at www . sec . gov . The forward - looking statements contained herein reflect our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us . These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us . If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward - looking statements . We disclaim any obligation to publicly update or revise any forward - looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law . Forward - Looking Statements

3 ARCP considers funds from operations (“FFO”) and AFFO, which is FFO as adjusted to exclude acquisition - related fees and expenses, amortization of above - market lease assets and liabilities, amortization of deferred financing costs, straight - line rent, non - cash mark - to - market adjustments, amortization of restricted stock, non - cash compensation and gains and losses useful indicators of the performance of a REIT . Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful - life estimates), they facilitate comparisons of operating performance between periods and between other REITs in our peer group . Accounting for real estate assets in accordance with generally accepted accounting principles (“GAAP”) implicitly assumes that the value of real estate assets diminishes predictably over time . Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves . FFO and AFFO are not in accordance with, or a substitute for, measures prepared in accordance with GAAP, and may be different from non - GAAP measures used by other companies . In addition, FFO and AFFO are not based on any comprehensive set of accounting rules or principles . Non - GAAP measures, such as FFO and AFFO, have limitations in that they do not reflect all of the amounts associated with ARCP's results of operations that would be reflected in measures determined in accordance with GAAP . These measures should only be used to evaluate ARCP's performance in conjunction with corresponding GAAP measures . Additionally, ARCP believes that AFFO, by excluding acquisition - related fees and expenses, amortization of above - market lease assets and liabilities, amortization of deferred financing costs, straight - line rent, non - cash mark - to - market adjustments, amortization of restricted stock, non - cash compensation and gains and losses, provides information consistent with management's analysis of the operating performance of the properties . By providing AFFO, ARCP believes it is presenting useful information that assists investors and analysts to better assess the sustainability of our operating performance . Further, ARCP believes AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies, including exchange - traded and non - traded REITs . As a result, ARCP believes that the use of FFO and AFFO, together with the required GAAP presentations, provide a more complete understanding of our performance relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities . Funds from Operations and Adjusted Funds from Operations

Q1 2014 and Year-to-Date Results

Maintaining AFFO/share guidance of $1.13 - $1.19

Quarter-end AFFO/share earnings of $0.26 in line with management estimates following close of Cole merger

- Increased revenues to $320.6 million, a 647.4% increase for Q1'14 over Q1'13
- Improved AFFO available to common stockholders to $147.4 million, a 334.6% increase for Q1'14 over Q1'13

ARCP Acquisitions

- 224 assets acquired for $1.03 billion in Q1 2014 on balance sheet at a blended average cap rate of 8.2% (8.0% cash cap rate), including acquisitions making up part of the Inland and Fortress portfolios
- 144 assets acquired or under contract for $716 million to date in Q2 2014 on balance sheet at a blended average cap rate of 8.3% (7.8% cash cap rate)
- A total of $1.75 billion assets acquired or under contract on balance sheet year-to-date at a blended average cap rate of 8.3% (7.9% cash cap rate) with a weighted average lease term of 9.4 years; 28% of assets are leased to investment grade rated tenants

Cole Capital

- *Acquisitions*: 84 assets acquired for $420 million in Q1 2014 by Cole Capital's non-traded REITs ("NTRs")
- *Acquisitions:* 162 assets acquired or under contract for $629 million to date in Q2 2014
- *Capital Raise*: $897 million of equity capital raised[1] through March 31, 2014, representing 29% of annual $3.1 billion target raise

Strengthened balance sheet

- Weighted average interest rate at 3.7%
- Repaid $722 million of high cost mortgages for an interest savings of 210 bps
- $2.55 billion raised through 3-year, 5-year and 10-year unsecured note offering, with a 2.8% weighted average rate
- Lengthened debt maturities by 1 year from Q4 2014, to 5.7 years[2]

(1) Represents equity capital raised in Q1 2014 in ARCP's Cole Capital business
(2) Excludes ARCP credit facility

American Realty Capital Properties

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5 8.9 10.8 10.8 12.0 0.0 2.0 4.0 6.0 8.0 10.0 12.0 WPC O ARCP NNN Gross Assets (1) Weighted Average Lease Maturity (Years) ARCP Compares Favorably Among Its Peers Top Ten Tenant Concentration Percent Investment Grade Rated Source: ARCP filings Note: Weighted by % of straight - line rent (“SLR”). Weighted average lease maturity for ARCP excludes multi - tenant assets. Peer group averages exclude ARCP (1) Gross Assets for ARCP based on book value of total assets plus accrued depreciation and amortization as of March 31, 2014 ($ in billions) $4.9 $8.5 $11.7 $ 20.9 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 NNN WPC O ARCP 22.7% 30.9% 37.6% 38.8% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% ARCP WPC O NNN 20% 22% 44% 49% 0% 10% 20% 30% 40% 50% NNN WPC O ARCP Peer Avg.: $8.4 Peer Avg.: 35.8% Peer Avg.: 10.6 Peer Avg.: 28.7%

6 Cole Capital Equity Raise Is On Target Cole Capital equity raise of $3.7 billion in 2013 Projected to raise $3.1 billion in 2014 $897 $334 $572 $1,677 $1,117 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 ($ in Millions) Cole, Pre-merger ARCP, Post-merger

Capitalization as of March 31, 2014

($ and shares in thousands, except per share values)	Rate	As of 3/31/2014	Wtd. Avg. Maturity[1]
Fully diluted shares and units outstanding[2]		**816,504**	
Stock price (As of 3/31/2014)		$14.02	
Implied equity market capitalization		**$11,447,383**	
Series F perpetual preferred (at liquidation value)	**6.70%**	**$1,073,000**	
Total mortgage debt	**4.83%**	**$4,128,384**	**6.2 years**
Unsecured debt:			
ARCP revolving credit facility	3.15%	$1,325,800	
Unsecured credit facility (term) - unswapped	2.16%	$425,000	
Unsecured credit facility (term) - swapped	2.85%	$515,000	
CapLease unsecured term loan	2.94%	$150,000	
Total line of credit outstanding	2.90%	$2,415,800	
3-year unsecured notes	2.00%	$1,300,000	
5-year convertible term notes	3.00%	$597,500	
5-year unsecured notes	3.00%	$750,000	
7-year convertible term notes	3.75%	$402,500	
10-year unsecured notes	4.60%	$500,000	
CapLease convertible notes	7.70%	$19,210	
Trust preferred securities	7.50%	$30,930	
Total unsecured debt	**2.96%**	**$6,015,940**	**4.4 years**
Total debt	**3.72%**	**$10,144,324**	**5.1 years**
Total debt (excluding line of credit)	3.98%	$7,728,524	5.7 years
Total capitalization		**$22,664,707**	
Cash balance		$83,067	
Loans held for investment		$98,185	
Cash & equivalents		**$181,252**	
Net debt		$9,963,072	
Enterprise value		**$22,483,455**	

Note: Debt balances represent principal balances outstanding as of 3/31/2014
Capitalization excludes secured repo facilities

(1) Weighted average maturity as of 3/31/2014

(2) Includes common shares, Series D convertible preferred shares, restricted stock units and OP units as of March 31, 2014

American Realty Capital Properties

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8 Summary Weighted Average Debt Maturity (years) ARCP Has An Attractive Leverage Profile Weighted Average Interest Rate Percent Fixed Rate Debt Sources: Note: Public filings Peer group weighted averages exclude ARCP (1) Excludes ARCP’s credit facility. Including ARCP’s credit facility, the weighted average maturity is 5.1 years (2) Assumes 30 - year maturity from date of issuance for perpetual preferred securities (3) Swapped debt included as fixed, repo facility not included Considerably reduced leveraged, lower cost of debt and improved matched funding 3.7% 4.7% 4.9% 4.9% 4.0% 5.0% 4.9% 5.2% ARCP O WPC NNN W.A. Interest Rate W.A. Interest Rate + Pref. 5.0 5.7 (1) 6.3 6.7 WPC ARCP O NNN 85.0% 90.9% 92.9% 100.0% ARCP O WPC NNN ARCP O WPC NNN Ratings Baa3 / BBB-Baa1 / BBB+ Baa2 / BBB Baa1 / BBB W.A. Interest Rate 3.7% 4.7% 4.9% 4.9% W.A. Interest Rate + Pref. 4.0% 5.0% 4.9% 5.2% W.A. Maturity (1) 5.7 6.3 5.0 6.7 W.A. Maturity + Pref. (2) 8.7 8.6 5.0 11.8 % Fixed Rate Debt (3) 85.0% 90.9% 92.9% 100.0% 5.0% Avg. w/ Pref. 4.8% Avg. 5.9 Avg. 93.4% Avg.

9 ARCP Has Built a Best - In - Class Portfolio Note: Weighted by % of straight line rent as of 3/31/14 (1) Weighted average lease term excludes multi - tenant assets As of Q1 2014 Properties 3,809 Total Square Feet 101.8 million Investment Grade 49% Occupancy 99.7% Weighted Average Remaining Lease Term (1) 10.8 years Property Type Distribution 11 % Industrial 4% Multi - Tenant Retail 14% Office 22% Retail 49%

10 Leading Investment Grade Tenancy Among Top 10 Tenants 49% of Portfolio Rent is derived from Investment Grade Rated Tenants Tenant % SLR Rating 3.6% BBB 2.8% BBB+ 2.6% BBB - 2.4% BBB 2.0% B 2.0% BB+ 1.9% BBB - 1.8% A - 1.8% A - 1.8% B - Top 10 Tenants 22.7% 71.1% Strong and Diverse Tenant Base Note : Weighted by % of SLR, as of 3/31/14 Investment Grade Rated 49% Not Rated 31% Rated 20%

11 Dividend Yield 2014E AFFO Multiple Peer Group Comparison Source: SNL Financial and ARCP filings Note: Pricing as of March 31, 2014. Peer averages exclude ARCP Total Equity Value Total Enterprise Value ($ in billions) ($ in billions) 4.7% 5.0% 5.8% 7.1% 0.0% 2.0% 4.0% 6.0% 8.0% NNN O WPC ARCP 12.4x 13.8x 16.7x 17.1x 0.0x 4.0x 8.0x 12.0x 16.0x 20.0x ARCP WPC NNN O $4.3 $6.2 $9.7 $11.4 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 NNN WPC O ARCP $6.5 $9.7 $14.6 $22.5 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 NNN WPC O ARCP 5.2% Avg. 15.9x Avg. $6.7 Avg. $10.3 Avg.

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13 Key Operating Metrics Properties 78 Total Square Footage 11.7 million Annualized Base Rent PSF (1) $13.19 Occupancy (2) 96.3% 2014E Cash NOI $139 million Same Store NOI Growth 4.7% Average Age 10 years 3 - mile Average Population 69,000 3 - mile Average Household Income $71,000 ARCM will have a large and diversified portfolio of shopping center assets ARCM Company Overview Note: Figures include 10 single tenant assets that are cross - collateralized with multi - tenant centers. Current plan is to sell these a ssets as debt is replaced (1) As of March 31, 2014. ABR is defined as annualized base rent (2) As of March 31, 2014, comprised of occupied and leased spaces (3) Anchored properties are defined by the ARCP as those smaller than 100,000 sq. ft. without a grocery store as the main anchor ten ant (4) Grocer tenants include H - E - B Plus!, Publix, Pick 'n Save, Whole Foods, Price Chopper, Harris Teeter, Safeway Stores and The Fres h Market Portfolio Diversity (% of ABR) (1) Top 10 Tenants (% of ABR) (1) (3) (4) Power Center 73% Single - Tenant 3% Anchored 12% Grocery 12% 1.8% 1.9% 1.9% 2.0% 2.4% 2.6% 2.8% 3.0% 3.3% 4.5%

14 ARCP Portfolio, Post - ARCM Spin - off Note: Weighted by % of straight - line rent as of 3/31/14, pro forma for the Spin - off of American Realty Capital Centers, Inc. (“A RCM”) (1) Weighted average lease term excludes retained multi - tenant assets As of Q1 2014 Properties 3,731 Total Square Feet 90.1 million Investment Grade 51% Occupancy 99.7% Weighted Average Remaining Lease Term (1) 10.8 years Property Type Distribution 13% Industrial 4% Multi - Tenant Retail 2% Office 26% Retail 55%

15 EBITDA and Adjusted Annualized EBITDA are not calculated in accordance with GAAP . ARCP believes these measures are important supplemental measures of operating performance as they allow comparisons of ARCP’s operating results without regard to financing methods and capital structure . Accordingly, ARCP believes it is useful for investors to review net income (a GAAP measure) and EBITDA and Adjusted Annualized EBITDA (together, non - GAAP measures) together in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does through this non - GAAP measure and (b) understand the adjustments made to net income, which is a GAAP measure, to arrive at these non - GAAP measures . Neither EBITDA nor Adjusted Annualized EBITDA should be considered in isolation of, or as a substitute for, net income or operating income as indicators of operating performance . EBITDA and Adjusted Annualized EBITDA, as calculated by ARCP, may not be comparable to similarly titled measures of other companies . In addition, these measures do not necessarily represent funds available for discretionary use and are not necessarily measures of ARCP’s ability to fund its cash needs . These measures exclude financial information that is included in net income, the most directly comparable GAAP financial measure . Users of this information should consider the types of events and transactions that are excluded . Non - GAAP Measures